UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 11, 2023
Date of Report (date of earliest event reported)
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BUNGE LIMITED
(Exact name of registrant as specified in its charter)
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Bermuda (State or other jurisdiction of incorporation or organization)	001-16625 (Commission File Number)	98-0231912 (I.R.S. Employer Identification Number)
1391 Timberlake Manor Parkway Chesterfield, MO 63017
(Address of principal executive offices and zip code)
(314) 292-2000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $0.01 par value per share	BG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 - Submission of Matters to a Vote of Security Holders
At the 2023 Bunge Limited ("Bunge" or the "Company") Annual General Meeting, the Company’s shareholders: (1) elected the Company’s director nominees; (2) approved the non-binding advisory vote on compensation of our named executive officers; (3) approved for one year the non-binding advisory vote on the frequency of future shareholder advisory votes on executive compensation; and (4) approved the appointment of Deloitte & Touche LLP as the Company’s independent auditor for the fiscal year ending December 31, 2023 and authorized the Audit Committee of the Board of Directors to determine the independent auditor’s fees. Shareholders did not approve proposal 5, which was the shareholder proposal regarding shareholder ratification of termination pay. These proposals are described in greater detail in the Company’s Proxy Statement. The results of the votes at the Annual General Meeting were as follows:
Proposal 1: Election of directors

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Eliane Lustosa de Andrade	112,911,830	288,948	63,690	8,539,321
Sheila Bair	111,125,093	2,077,072	62,303	8,539,321
Carol Browner	111,623,907	1,569,048	71,513	8,539,321
Gregory A. Heckman	112,040,391	1,136,752	87,325	8,539,321
Bernardo Hees	111,056,589	1,715,896	491,983	8,539,321
Michael Kobori	112,800,499	391,020	72,949	8,539,321
Monica McGurk	113,039,532	163,452	61,484	8,539,321
Kenneth Simril	112,316,665	879,363	68,440	8,539,321
Henry (Jay) Winship	111,728,732	1,459,541	76,195	8,539,321
Mark Zenuk	110,639,211	2,556,445	68,812	8,539,321

The directors listed above were elected for a one-year term.

Proposal 2: A non-binding advisory vote to approve the compensation of the Company's named executive officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
108,862,018	4,270,671	131,779	8,539,321

Proposal 3: A non-binding advisory vote on the frequency of future shareholder advisory votes on named executive officer compensation

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
110,303,210	44,168	2,802,957	114,133	8,539,321

Proposal 4: To appoint Deloitte & Touche LLP as independent auditor for the fiscal year ending December 31, 2023 and to authorize the Audit Committee of the Board of Directors to determine the independent auditor's fees

Votes For	Votes Against	Abstentions	Broker Non-Votes
114,323,461	7,426,070	54,258	N/A

Proposal 5: Shareholder proposal regarding ratification of termination pay

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,520,973	81,743,856	2,999,639	8,539,321

Item 9.01 - Financial Statements and Exhibits
(d):     Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2023

BUNGE LIMITED

By:	/s/ Lisa Ware-Alexander
Name:	Lisa Ware-Alexander
Title:	Secretary